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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that, to his knowledge:

                  (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: August 12, 2005                     /s/ Richard J. Naughton
                                                 _______________________________
                                                 Richard J. Naughton
                                                 Chief Executive Officer

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CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the "Company") hereby certifies that, to her knowledge:

                  (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: August 12, 2005                  /s/ Donna G. Lee
                                              ___________________________
                                              Donna G. Lee
                                              Chief Financial Officer